UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

trico bancshares

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

1. Election of Directors:

01 - Kirsten E. Garen	02 - Cory W. Giese	03 - John S. A. Hasbrook
04 - Margaret L. Kane	05 - Michael W. Koehnen	06 - Anthony L. Leggio
07 - Martin A. Mariani	08 - Thomas C. McGraw	09 - Jon Y. Nakamura
10 - Richard P. Smith	11 - Kimberley H. Vogel	

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08	09	10	11
☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain
2. Advisory approval of the company's executive compensation.	☐	☐	☐
3. Amendment to the Company's Bylaws to eliminate cumulative voting rights.	☐	☐	☐
4. To ratify the selection of Baker Tilly US, LLP as the company's independent auditor for 2026.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX 686048

049HJC

Annual Meeting of Shareholders – May 21, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Richard P. Smith and Peter G. Wiese, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of TriCo Bancshares common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2026 Annual Meeting of Shareholders of the company to be held on Thursday, May 21, 2026 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. For those who are participants of the TriCo Bancshares Employee Stock Ownership Plan (the “Plan”), this proxy also covers all shares of TriCo Bancshares stock for which you have the right to give voting instructions to the Trustees of the Plan (Cory W. Giese, Michael W. Koehnen, and Richard P. Smith). Please instruct the Trustees how to vote on these proposals by indicating your selection on the reverse of this Proxy card. If the Trustees do not receive written instructions from you before 5:00 pm Pacific Time on May 20, 2026, the Trustees will vote your shares held in the Plan in the same proportion as the shares for which instructions are received. (Items to be voted appear on reverse side) Proxy — TRICO BANCSHARES q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2025 Annual Report to Shareholders are available at: www.edocumentview.com/TCBK

01 - Kirsten E. Garen 02 - Cory W. Giese 03 - John S. A. Hasbrook 04 - Margaret L. Kane 05 - Michael W. Koehnen 06 - Anthony L. Leggio 07 - Martin A. Mariani 08 - Thomas C. McGraw 09 - Jon Y. Nakamura 10 - Richard P. Smith 11 - Kimberley H. Vogel 01 02 03 04 05 06 07 08 09 10 11 Mark here to vote FOR all nominees 1 P C F For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Mark here to WITHHOLD vote from all nominees Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.A 049HIC 2. Advisory approval of the company’s executive compensation. 3. Amendment to the Company’s Bylaws to eliminate cumulative voting rights. 1. Election of Directors: For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B 4. To ratify the selection of Baker Tilly US, LLP as the company’s independent auditor for 2026. Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q MMMMMMMMMMMM M M M M M M M M M 1234 5678 9012 345 6 8 6 0 4 8 If no electronic voting, delete QR code and control # 0 0 0 0 0 1 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 2024 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM Online Go to www.envisionreports.com/TCBK or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/TCBK Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 12:00 am, Pacific Time, on May 21, 2026.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TCBK Annual Meeting of Shareholders – May 21, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Richard P. Smith and Peter G. Wiese, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of TriCo Bancshares common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2026 Annual Meeting of Shareholders of the company to be held on Thursday, May 21, 2026 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. For those who are participants of the TriCo Bancshares Employee Stock Ownership Plan (the “Plan”), this proxy also covers all shares of TriCo Bancshares stock for which you have the right to give voting instructions to the Trustees of the Plan (Cory W. Giese, Michael W. Koehnen, and Richard P. Smith). Please instruct the Trustees how to vote on these proposals by indicating your selection on the reverse of this Proxy card. If the Trustees do not receive written instructions from you before 5:00 pm Pacific Time on May 20, 2026, the Trustees will vote your shares held in the Plan in the same proportion as the shares for which instructions are received. (Items to be voted appear on reverse side) Proxy — TRICO BANCSHARES Non-Voting ItemsC q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2025 Annual Report to Shareholders are available at: www.envisionreports.com/TCBK 2026 Annual Meeting Admissions Ticket 2026 TriCo Bancshares Annual Meeting of Shareholders May 21, 2026, 11:00 am, Pacific Time TriCo Bancshares 63 Constitution Drive Chico, CA 95973